Acquisition of MTN telecom towers in South Africa	12 Months Ended
Dec. 31, 2021
Business Combinations
Disclosure of acquisition of MTN Telecom Towers in South Africa

32.         Acquisition of MTN telecom towers in South Africa

On November 17, 2021, the Company signed an agreement with MTN South Africa (“MTN South Africa”) to acquire its tower portfolio comprising 5,709 towers and for the provision of power services to MTN South Africa at approximately 13,000 sites (including the acquired sites). The portfolio of 5,709 sites currently has a colocation rate of 1.2x. Under the terms of the agreement, MTN South Africa will also provide a multi-year commitment for a portion of its new towers to be built by the Company. The consideration is expected to be ZAR6.4 billion on a debt-free and cash-free basis subject to customary post-closing price adjustments. The transaction will be financed through a combination of cash on hand and / or drawing on available facilities. The Group expects to account for its acquisition as a business combination under IFRS 3.

MTN is a subsidiary of MTN Group Limited (“MTN Group”). MTN Group is IHS’ largest shareholder by beneficial ownership, owning 26.0% of IHS via Mobile Telephone Networks (Netherlands) B.V. or affiliates of MTN Group. MTN Group does not receive non-public information and is not represented on our Board or any Board Committees.

The transaction is expected to close in the first or second quarter of 2022 subject to customary regulatory approvals and closing conditions.